AMENDMENT NO. 17

                                       TO

                       AIRLINE LEASE AGREEMENT NO. AC-865


     THIS AMENDMENT TO CONTRACT OF LEASE is made and entered into as of the 29th day of June, 2000, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Wisconsin, (hereinafter referred to as "Participating Airline").

                              W I T N E S S E T H:
                               -------------------

     THAT, WHEREAS, the parties hereto have heretofore entered into an Airline Lease Agreement No. AC-865 (the "Agreement"), dated April 5, 1985, as amended, relating to space, occupancy and the use of the premises and facilities of General Mitchell International Airport ("GMIA") for the transportation of persons and cargo by air; and,

     WHEREAS, GMIA is currently in the process of constructing an additional 3,000 space addition to the parking structure at GMIA (the "Parking Expansion Project"); and,

     WHEREAS, pursuant to Article XVI of the Agreement, reports describing the Parking Expansion Project, its benefits, the cost of construction, and source of funding have been presented to the Signatory Airlines, through the Airport Airline Affairs Committee ("AAAC"), with said AAAC having approved the Parking Expansion Project by means of the ballot process; and,

     WHEREAS, the Airlines have unanimously approved the issuance of General Airport Revenue Bonds ("GARBs") to fund the Parking Expansion Project, as well as the establishment of the several reserve funds and other funding mechanisms to provide security to bond holders; and,

     WHEREAS. County has determined it is in the best interest of the County and the Participating Airline for the County to utilize Airport System Revenues to make certain deposits in each fiscal year into various funds, all as further described in the General Bond Resolution (File No, 00-369), which will facilitate and ensure the repayment of General Airport Revenue Bonds.

     NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid Agreement dated April 5, 1985, as amended, is hereby further amended in the following particulars, to wit:

1.   Effective June 1, 2000, Article IV, A. (2) shall be renumbered Article IV,
     A. (3), and the following Article IV, A. (2) shall be added to read as follows:

     "A.  GENERAL COMMITMENT

          (2) "In addition, for and in consideration of Lessor's ongoing costs and expense in constructing, developing, equipping, operating, and maintaining the Airport System, Lessee, notwithstanding any provision contained elsewhere in this Agreement, agrees to pay Lessor rates, fees, and charges as will enable Lessor, after taking into account revenues derived from other users of the Airport System, to pay the principal of and interest on all Outstanding Bonds now or hereafter issued, to meet any debt service coverage requirements related to such Outstanding Bonds and to fund the funds and accounts established with respect to Outstanding Bonds, and, specifically, to make the required deposits in each Fiscal Year into the Operation and Maintenance Fund, the Special Redemption Fund, the General Obligation Bond Fund, the Operation and Maintenance Reserve Fund, the Coverage Fund and the Capital Improvement Reserve Fund (as defined and described in the General Bond Resolution adopted by the County Board of Supervisors on June 22, 2000). Without limiting the generality of the foregoing, it is understood and agreed that in order to facilitate compliance with the terms of the General Bond Resolution, the County may, under this Agreement, impose and collect rates, rentals, fees and charges sufficient so that in each Fiscal Year its Net Revenues will be at least equal to l25% of Debt Service on all Bonds Outstanding including, without duplication, any Credit Facility Obligations (capitalized terms being used with the meaning assigned to them in the General Bond Resolution)."

2.   Effective June 1, 2000, the words "(1) next" in line 2 of Article IV, A.
     (3) shall be deleted and the words "(l) and (2)" shall be added.

3. Except as specifically provided herein, all of the terms and conditions of the Agreement heretofore entered into between the parties dated April 5, 1985, as amended, shall remain in full force and effect.



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


     IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                     COUNTY

     Dated in Milwaukee, Wisconsin, this 29th day of June, 2000.

APPROVED:                                   MILWAUKEE COUNTY
                                            a municipal corporation



/s/ C. Barry Bateman      6/27/00          By:/s/ William Heinemann      6/28/00
---------------------------------             ----------------------------------
Airport Director          Date                    William Heinemann
                                                   Director of Public Works



/s/ Timothy Warasby       6/26/00          By:/s/ Mark Ryan              6/29/00
---------------------------------             ----------------------------------
Corporation Counsel       Date                    Mark Ryan
                                                  County Clerk


                                     AIRLINE

     Dated at Milwaukee, Wisconsin, this 1st day of June, 2000.

                                           MIDWEST EXPRESS AIRLINES, INC.,
                                           a Wisconsin corporation


                                           By:  /s/ Robert S. Bahlman
                                                  Robert S. Bahlman
                                           Title: Sr. Vice President
                                           Date:  6/1/00



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


STATE OF WISCONSIN  )
                    ) ss
MILWAUKEE COUNTY    )


     Personally came before me this 28th day of June, 2000, the above named William Heinemann, Director of Public Works for Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                                           /s/ Carolyn Pucci-Schiel
                                           -------------------------------------
                                           Notary Public, Milwaukee, Co., Wis.
                                           My commission expires 2/3/02


STATE OF WISCONSIN  )
                    ) ss
MILWAUKEE COUNTY    )


     Personally came before me this 29th day of June, 2000, the above named Mark Ryan, County Clerk of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                                           /s/ Judith A. Urban
                                           -------------------------------------
                                           Notary Public, Milwaukee Co., Wis.
                                           My commission expires 10/19/03



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


STATE OF WISCONSIN   )
                     ) ss
COUNTY OF MILWAUKEE  )


     Personally came before me this 1st day of June, 2000, Robert S. Bahlman, Sr. Vice President, of MIDWEST EXPRESS AIRLINES, INC., Lessee above, to me known to be the persons who executed the foregoing instrument and to me known to be such officers of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.


                                           /s/ Linda C. Snyder
                                           -------------------------------------
                                           Notary Public, Linda C. Snyder
                                           My commission expires:  1/7/01




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